UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 8, 2007
Exide Technologies

(Exact name of registrant as specified in its charter)

Delaware	1-11263	23-0552730

(State or other jurisdiction	(Commission	(I.R.S Employer
of incorporation)	File Number)	identification No)

13000 Deerfieid Parkway, Building 200,
Alpharetta, Georgia		30004

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(678) 566-9000
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240 13e-4(c))

Item 2.01      Results of Operations and Financial Condition
Attached as Exhibit 99.1 is a press release dated November 8, 2007, which contains information regarding the Company’s results of operations and financial condition for the fiscal quarter ended September 30, 2007. The earnings release shall be deemed furnished but not filed.
Item 9.01      Financial Statements and Exhibits
Exhibit 99.1 Press Release of Exide Technologies dated November 8, 2007 Announcing Results of Operations.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Exide Technologies

November 8, 2007	By	Francis M. Corby, Jr.

Name Francis M. Corby, Jr. Title Executive Vice President and Chief Financial Officer